                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 1, 1995


                        FORD CREDIT 1995-A GRANTOR TRUST
            (Ford Credit Auto Receivables Corporation - Originator)
    ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


Delaware                          33-57273                  38-2973806
- --------                          --------                  ----------
(State of other juris-      (Commission File Number)      (IRS Employer
diction of incorporation                                     I.D. No.)



The American Road, Dearborn, Michigan                 48121
- ----------------------------------------           ----------
(Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code  313-322-3000

Item 5.  Other Events

Ford Credit 1995-A Grantor Trust (the "Trust"), originated by Ford Credit Auto Receivables Corporation (the "Company"), under the laws of New York, has registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, 5.90% Asset Backed Certificates, Class A, in the aggregate principal amount of $1,103,309,109.62 (the "Certificates"), pursuant to Registration Statement No. 33-57273. As of July 1, 1995, Ford Motor Credit Company ("Ford Credit"), as seller, and the Company, as purchaser, entered into a Purchase Agreement dated as of July 1, 1995, (the "Purchase Agreement"), transferring from Ford Credit to the Company property primarily consisting of retail installment sale contracts secured by new and used automobiles and light trucks, certain monies due thereunder, security interests in the vehicles financed thereby and certain other property (the "Property"). As of July 1, 1995, Ford Credit, as servicer, the Company, as seller, and Chemical Bank as Trustee, entered into a Pooling and Servicing Agreement, dated as of July 1, 1995, creating the Trust and transferring from the Company to the Trust the Property. In return for the property, the Trust transferred to the Company Certificates in the principal amount of $1,180,009,742.91 Detailed information on the pool of retail installment sale contracts in the Trust and the servicing thereof is contained within the Pooling and Servicing Agreement, the Purchase Agreement and Prospectus filed herewith as exhibits.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

                                    EXHIBITS

Designation          Description                             Method of
                                                             Filing
- -----------          ------------                            ----------------
Exhibit 4.1          Pooling and Servicing Agreement dated   Filed with this
                     as of July 1, 1995, among Ford          Report.
                     Motor Credit Company, as servicer,
                     Ford Credit Auto Receivables Corpor-
                     ation, as seller, and Chemical Bank,
                     as trustee.

Exhibit 10.1         Purchase Agreement dated as of          Filed with this
                     July 1, 1995 between Ford Motor         Report.
                     Credit Company, as seller, and
                     Ford Credit Auto Receivables
                     Corporation, as purchaser.

Exhibit 99           Prospectus dated July 11, 1995,         Incorporated by
                     relating to the sale of Ford Credit     reference from
                     1995-A Grantor Trust 5.90% Asset        the Company's
                     Backed Certificates, Class A.           filing of such
                                                             Prospectus with
                                                             the Commission
                                                             pursuant to its
                                                             Rule 424(b)(1)
                                                             on July 13,
                                                             1995.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                    Ford Credit 1995-A Grantor Trust
                                              (Registrant)

Date:  August 1, 1995               By:/s/R. P. Conrad
                                    ------------------------------------
                                       R. P. Conrad
                                    Assistant Secretary of Ford Credit
                                     Auto Receivables Corporation,
                                    originator of Trust


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                                 EXHIBIT INDEX


Designation                     Description
- -----------                     -----------
Exhibit 4.1          Pooling and Servicing Agreement dated
                     as of July 1, 1995, among Ford
                     Motor Credit Company, as servicer,
                     Ford Credit Auto Receivables Corpor-
                     ation, as seller, and Chemical Bank,
                     as trustee.

Exhibit 10.1         Purchase Agreement dated as of
                     July 1, 1995 between Ford Motor
                     Credit Company, as seller, and
                     Ford Credit Auto Receivables
                     Corporation, as purchaser.

Exhibit 99           Prospectus dated July 11, 1995,
                     relating to the sale of Ford Credit
                     1995-A Grantor Trust 5.90% Asset
                     Backed Certificates, Class A.
